WASATCH FUNDS, INC.

Supplement dated May 25, 2006

To the Prospectus dated January 31, 2006

The Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2006. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.wasatchfunds.com or calling us at 800.551.1700.

The following information replaces the paragraph under the section entitled “Dividends, Capital Gain Distributions and Taxes- DIVIDENDS” on page 61 of the Prospectus:

Dividends from stocks and interest earned from other investments are the Funds’ main sources of investment income. It is intended that substantially all of the Strategic Income and Wasatch-Hoisington U.S. Treasury Funds’ net investment income (income less expenses) will be distributed quarterly as dividends to shareholders. For the Equity Funds, except the Strategic Income Fund, it is intended that substantially all of a Fund’s net investment income, if any, will be distributed at least annually as dividends to shareholders. As noted below, the Equity Funds, except the Strategic Income Fund, expect that, as a result of their objectives and strategies, distributions (if any) will consist primarily of capital gains.

WASATCH FUNDS, INC.

Supplement dated May 25, 2006

To the Statement of Additional Information dated January 31, 2006

The Supplement updates certain information contained in the Wasatch Funds Statement of Additional Information dated January 31, 2006. You should retain this Supplement and the Statement of Additional Information for future reference. Additional copies of the Statement of Additional Information may be obtained free of charge by visiting our web site at www.wasatchfunds.com or calling us at 800.551.1700.

The section entitled “BROKERAGE ALLOCATION AND OTHER PRACTICES” on pages 46 through 49 of the Statement of Additional Information is amended as follows:

The first sentence of the third paragraph of that section is replaced with the following information:

“During 2002 there was a shift in the brokerage industry toward trading securities in the over-the-counter on agency or commission-equivalent basis rather than on a principal or net price basis.”

The last sentence of the fifth paragraph of that section is replaced with the following information:

“If an aggregate order is partially filled, the Advisor will allocate securities so purchased or sold, as well as the expense incurred in the transaction, on a pro-rata basis or in another manner it considers to be equitable and consistent with its fiduciary obligations to its clients.”

The seventh paragraph of that section is replaced with the following information:

“From time to time, the Advisor is given the opportunity to purchase an allocation of shares in an initial public offering (“IPO”). These allocations may be offered to the Advisor in part as a result of its past usage of various brokerage firms or previous private investments. If the aggregate order is partially filled, the Advisor will generally allocate securities purchased in these offerings to client accounts (including the Equity Funds) within the designated investment style(s) for which the security is best suited using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.”

The following paragraphs are added after the seventh paragraph of that section:

“Certain personnel of the Advisor provide investment advice to an affiliated private investment fund, Cross Creek Capital, L.P. (“Cross Creek”) as members of an investment committee appointed by Cross Creek’s general partner, Cross Creek Capital GP, L.P. (the “General Partner”). The General Partner is a wholly-owned subsidiary of the Advisor. From time to time the Equity Funds and Cross Creek may co-invest in the same private company or the Equity Funds may participate in an IPO for a company in which Cross Creek is already a shareholder (each an “aggregated transaction”). The Advisor will generally allocate securities purchased in these aggregated transactions to client accounts (including the Equity Funds and Cross Creek) using a pro-rata or other method believed equitable by it, unless the total allocation to the Advisor or a particular investment style is de minimis.

Certain conflicts of interest will arise related to aggregated transactions. The Advisor will disclose to the Board of Directors of the Fund the existence of all of the material facts relating to any conflicts of interest between the Advisor, the Equity Funds and Cross Creek in any aggregated transaction to allow the independent directors to approve the mutual fund’s participation in the aggregated transaction, before or after the transaction. The Board of Directors has approved written trade aggregation policies and procedures that seek to ensure that aggregated transactions are made in a manner that is fair and equitable to, and in the best interests of, the various funds and accounts. The Board of Directors, in conjunction with the Advisor, will review the trade aggregation policies and procedures no less frequently than annually to seek to ensure that they are adequate to prevent any Wasatch Fund from being systematically disadvantaged as a result of the aggregated transactions.”